Exhibit 99.01

New Jersey Resources

New York Financial Community Meeting

December 7, 2004

Regarding Forward-Looking Statements

Certain statements contained in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. NJR wishes to caution persons reading or hearing this presentation that the assumptions that form the basis for forward-looking statements regarding financial results and capital requirements for fiscal 2004 and thereafter include many factors that are beyond the Company's ability to control or estimate precisely, such as estimates of future market conditions, the behavior of other market participants and changes in the debt and equity capital markets. There can be no assurance that future developments will be in accordance with management's expectations or that the effect of future developments on the Company will be those anticipated by management. ***Among the factors that could cause actual results to differ materially from estimates reflected in such forward-looking statements are weather and economic conditions, demographic changes in NJNG's service territory, fluctuations in energy commodity prices, energy conversion activity and other marketing efforts, the conservation efforts of NJNG's customers, the pace of deregulation of retail gas markets, access to adequate supplies of natural gas, the regulatory and pricing policies of federal and state regulatory agencies, changes due to legislation at the federal and state level, the continued recoverability of environmental remediation expenditures and other regulatory changes.*** The Company does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

New Jersey Resources

Four Guiding Principles

- Integrity
- Leadership
- Focus on the Fundamentals
- Stakeholder Commitments

New Jersey Resources

Our Business Philosophy

- We know what we are …
  - A regulated, natural gas distribution company
  - A provider of wholesale energy services
- … More importantly, we know what we're not
  - A telecom company, an electric company, an international investor
- Delivering consistent results is what we're all about

NJR has increased EPS for the last 13 years with a CAGR of 7.7 percent over the past 10 years

New Jersey Resources

Key NJNG Drivers

- Safe and reliable service
- Customer growth
- Strong financial profile
- Regulatory partnerships
- Efficient operations

NJNG will continue to represent the vast majority of investment, resources and earnings

New Jersey Resources

NJNG Capital Expenditures


2004 Actual:
$67.3 million
$6.0
$5.3
$21.0
$3.8
$31.2
2005 Plan:
$69.8 million
$4.3
$32.8
$5.4
$5.5
$21.8
Customer Growth
System Integrity
Technology & Other
Cost of Removal
MGP, net

NJNG reinvests over half its earnings back into the system annually

New Jersey Resources

Our Service Area

- Growing customer base
- Primarily residential and small commercial
- Consistent growth forecast


NJNG
NYC
New Jersey Natural Gas
Phila.
Atlantic City

Excellent service area demographics

New Jersey Resources

Total Customers



475
450
425
400
375
350
Thousands
397
410
423
434
444
455
466
1999
2000
2001
2002
2003
2004
2005E

2.9 percent annual customer growth over the past 10 years

New Jersey Resources

Future Market Potential

Conversions = 133,051



Pending
479
Conceptual
3,724
Preliminary
30,899
19,736
Final



Non-heat customers
9,928
41,524
Non-gas on/near main
81,599
Non-gas off main

New Customers = 54,838

Sources: Local Planning Boards and NJNG Harte Hanks & A.D. Little Studies

Healthy "inventory" for continued customer growth

New Jersey Resources

NJNG Capital Structure



September 30, 2004
34%
16%
50%
LT Debt
Total Equity
ST Debt

- Credit ratings:
  - S&P: A+
  - Moody's: Aa3
- Only natural gas utility to be upgraded by Moody's in 2003
- One of only two utilities upgraded by S&P in 2003
- Business profile improved to "1" in 2004 by S&P

Strong financial profile

New Jersey Resources

Regulatory Strategy

- Foster productive relationships with regulators
- Benefit all stakeholders
- Support the state's energy policies
- Be proactively involved in current regulatory initiatives
- Use incentives to benefit both customers and shareowners
- Manage our business without relying on base rate cases

New Jersey Resources

Incentive Programs


$35
$30
$25
$20
$15
$10
$5
$0
$2
$6
$16
$20
$23
$28
$26
$27
$27
$30
$29
$24
$34
1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004
Fiscal Year
Customer Savings
Shareowner Margin

Customer bills reduced by about $234 million or 4 percent annually since program inception

New Jersey Resources

Improved Productivity



New Customer Cost
$3,000
$2,250
$1,500
$750
$0
$2,456
$1,984
1992
2004



O&M as a Percentage of Gross Margin
60%
40%
20%
0%
45.3%
37.2%
1992
2004

Improving productivity while maintaining high customer satisfaction

New Jersey Resources

Customer Satisfaction

BPU Inquiries per 1,000 Customers


Fiscal 2004
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
6.4
3.9
3.0
1.6
1.6
0.9
NUI
SJG
CIV
PEG
FE
NJR

NJNG achieved its 12th consecutive year of having the best customer satisfaction rate of any major utility in New Jersey

New Jersey Resources

Key Wholesale Energy Services Drivers

- People working with physical assets
- Customer relationships
- Leveraging volatility
- Access to capital
- Managing risk

New Jersey Resources

People and Physical Assets

- We market physical assets
  - Financial tools enhance profitability
- Our people have a proven track record
  - Direct management of storage contracts
  - Direct management of transportation contracts
- Our assets are linked with our strategy
  - New assets bring synergies

New Jersey Resources

NJRES Asset Base



Eastern Canadian Market
New England Market
MICHCON
DAWN HUB STORAGE
STAGECOACH
ELLISBURG
Chicago Market
NY Metro Market
Appalachian Market
Mid-Atlantic Market
BEAR CREEK
EGAN
Gulf Market
Result_Gas Pipe
by Company Name
Algonquin Gas Transmission Co.
ANR Pipeline Co.
ANR Storage Co.
Columbia Gas Transmission Corp.
Columbia Gulf Transmission Co.
Dominion Transmission Inc.
East Tennessee Natural Gas Co.
Iroquois Gas Transmission System, L.P.
Michigan Consolidated Gas Co.
Midwestern Gas Transmission Co.
Tennessee Gas Pipeline Co.
Texas Eastern Transmission Corp.
Texas Gas Transmission, LLC
TransCanada PipeLines, Ltd.
Transcontinental Gas Pipe Line Corp.
Union Gas Limited
Vector Pipeline, L.P.

New Jersey Resources

NJRES Operating Statistics



$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$8.8
$4.1
$17.1
$6.4
$26.1
$11.4
$32.2
$13.6
2001
2002
2003
2004
Gross Margin
Net Income

Wholesale energy services are expected to contribute 15-20 percent of total earnings

New Jersey Resources

NJRES 2004 Gross Margin

Total: $32.2 million


Storage &
Pipeline Capacity
43%
Asset
Management
26%
Park and Loan
8%
Daily Asset
Optimization
23%

Gross margin generated from a variety of services

New Jersey Resources

Access to Capital

- Strong financial profile is required by counterparties
- Working capital needs of this business are significant
- Committed credit lines total $250 million

Will expand and extend credit facilities in December 2004

New Jersey Resources

Working Capital Volatility



BORROWED
INVESTED
$140
$120
$100
$80
$60
$40
$20
$0
($20)
($40)
($60)
($80)
($100)
Sep-00
Dec-00
Mar-01
Jun-01
Sep-01
Dec-01
Mar-02
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04

Working capital requirements remain volatile

New Jersey Resources

Managing Risk

- Strictly natural gas operation – no electric exposure
- Not a speculative trader
  - Manage assets for primarily hedged positions
- Disciplined risk management guidelines
  - Limited open positions = low VAR
  - Strict internal controls
  - Credit procedures in place
  - Daily compliance monitoring by financial department
- Systems in place to manage physical assets

New Jersey Resources

Counterparty Credit Ratings


BBB
71%
A
15%
Internally
rated *
14%

86 percent of net sales with investment grade companies

* Credit exposure is mitigated through the use of prepayments or Letters of Credit.

New Jersey Resources

Sustainable Growth Opportunities

- Asset management
  - LDCs that previously relied on "mega-marketers" to manage assets
  - Banks and investment funds are acquiring assets that need both management and physical counter parties
- Natural Gas Sales
  - Leverage the breadth of NJRES's assets
    - Small retail aggregators pay premium due to small transaction size
  - Growing business supplying LDCs

New Jersey Resources

Sustainable Growth Opportunities

- **Transportation and Storage**
  - Expand transportation and storage assets to find additional value
  - Chicago market
  - Mid-continent storage such as Michigan and ANR
  - Pipeline projects present growth opportunities
- **Park and Loan**
  - Exploring the opportunity to expand in the mid-continent

New Jersey Resources

Home Services

- Appliance service contracts
- Duct cleaning
- Sales and installations
- Service contract enhancements


NJR
HEATING & COOLING





New Jersey Resources

Earnings Per Basic Share


$2.50
$2.00
$1.50
$1.00
$1.13
$1.24
$1.28
$1.37
$1.48
$1.56
$1.67
$1.81
$1.97
$2.12
$2.41
$2.60
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
September 30

NJR estimates $2.65 to $2.75 per basic share in fiscal 2005

New Jersey Resources

Dividend Rate and Payout Ratio



Dividends per Share
$1.40
$1.30
$1.20
$1.10
$1.00
$1.12
$1.15
$1.17
$1.20
$1.24
$1.30
$1.36 *
1999
2000
2001
2002
2003
2004
2005



Payout Ratio
75%
65%
55%
45%
68%
64%
59%
57%
51%
50%
1999
2000
2001
2002
2003
2004

1-year dividend growth rate of 4.8 percent versus peer group average of 3.5 percent

* Effective January 2, 2005

New Jersey Resources

NJR: Reliable Performance

- Growing natural gas distribution business
- Disciplined wholesale energy services strategy
- Strong regulatory relations
- Excellent financial profile
- Consistent financial performance


Annualized Total Return
20.0%
15.0%
10.0%
5.0%
0.0%
15.2%
9.9%
3.9%
3 Years
NJR
Peer Group
S&P 500

September 30, 2004

New Jersey Resources

Appendix: Gross Margin

Gross margin is a non-GAAP measure. NJNG's gross margin is defined as gas revenues less gas purchases, sales tax and a Transitional Energy Facilities Assessment (TEFA), which is included in Energy and other taxes on the Consolidated Statements of Income. Management believes that gross margin provides a more meaningful basis for evaluating utility operations than does revenues since natural gas costs, sales tax and TEFA are passed through to customers and, therefore, have no effect on gross margin. NJRES' gross margin is defined as natural gas revenues and management fees less natural gas costs. For reconciliation to our revenue, see our periodic SEC filings available on our Web site at ***njliving.com***

New Jersey Resources

New Jersey Resources

New York Financial Community Meeting

December 7, 2004